Exhibit 99.1

ScanTech AI Systems Appoints Security Industry Veteran Brad Buswell as Chairman of the Board

Leadership Transition Strengthens Board Oversight and Strategic Alignment Following Nasdaq Listing

Atlanta, GA, June 09, 2025 (GLOBE NEWSWIRE) -- ScanTech AI Systems Inc. (the "Company" or "ScanTech AI") (Nasdaq: STAI), a next-generation provider of AI-powered CT screening systems for aviation, customs, and critical infrastructure, today announced the appointment of Brad Buswell as Chairman of the Board of Directors, effective June 9, 2025. Mr. Buswell has served as a member of the Board of Directors since January 2025.

“On behalf of the entire ScanTech AI team, I would like to thank Karl Brenza for his steady leadership and instrumental role in navigating the Company’s transformation into a publicly traded enterprise,” said Dolan Falconer, Chief Executive Officer and President at ScanTech AI. “We are equally honored to welcome Brad Buswell as our new Chairman. Brad brings unparalleled experience in both public and private sector security innovation, and his strategic acumen will be of great value as we continue to expand our market share and deepen our global footprint.”

Mr. Buswell is a seasoned executive with more than 30 years of leadership in national security, aviation screening, and advanced detection technologies. He most recently served as Senior Vice President of Security Enterprise Solutions at Leidos (NYSE: LDOS), where he helped drive innovation in aviation and critical infrastructure protection. Prior to Leidos, Mr. Buswell held executive leadership roles, including President and CEO of Morpho Detection and President of Rapiscan North America. His public sector experience includes his appointment as Deputy Under Secretary for Science and Technology at the U.S. Department of Homeland Security, where he oversaw strategic R&D efforts supporting the Transportation Security Administration, Customs and Border Protection, and other DHS components. Mr. Buswell is also a 20-year veteran of the U.S. Navy and holds degrees from the U.S. Naval Academy and George Washington University.

“I am deeply honored by the appointment as Chairman of the Board of Directors at such an exciting juncture in the Company’s growth,” said Mr. Buswell. “ScanTech AI’s cutting-edge AI and CT-based technologies are redefining the standards for non-intrusive security screening. I look forward to supporting the executive team and fellow board members as we build long-term value for stockholders, customers, and global partners.”

About ScanTech AI

ScanTech AI Systems Inc. (Nasdaq: STAI) has developed one of the world’s most advanced non-intrusive ‘fixed-gantry’ CT screening technologies. Utilizing proprietary artificial intelligence and machine learning capabilities, ScanTech AI’s state-of-the-art scanners accurately and quickly detect hazardous materials and contraband. Engineered to automatically locate, discriminate, and identify threat materials and items of interest, ScanTech AI’s solutions are designed for use in airports, seaports, borders, embassies, corporate headquarters, government and commercial buildings, factories, processing plants, and other facilities where security is a priority.

For more information, visit www.scantechais.com and investor.scantechais.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding ScanTech AI’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business partnerships, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on the current expectations and beliefs made by the management of ScanTech AI, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on ScanTech AI, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting ScanTech AI will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including product and service acceptance, regulatory oversights, research and development success, and that ScanTech AI will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of ScanTech AI prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of ScanTech AI (and its predecessor, Mars) with the U.S. Securities and Exchange Commission (the “SEC”), and in the current and periodic reports filed or furnished by ScanTech AI (and its predecessor, Mars) from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on the information available to ScanTech AI as of the date hereof, and ScanTech AI assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

Contact:
ScanTech AI Systems Inc.
James White, CFO
jwhite@scantechibs.com

Investor & Media Relations Contact:
International Elite Capital Inc.
Annabelle Zhang
+1(646) 866-7928
annabelle@iecapitalusa.com